                                                                    EXHIBIT 10.2
                          FIRST AMENDMENT AND CONSENT


                 FIRST AMENDMENT AND CONSENT, dated as of December 8, 1995 (this "Amendment"), to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Lear Seating Corporation, a Delaware corporation (the "Borrower"), the several financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and the Managing Agents, Co-Agents and Lead Managers identified therein.


                             W I T N E S S E T H :


                 WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, extensions of credit to the Borrower; and

                 WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement and other Loan Documents be modified in the manner provided for in this Amendment, and the Banks are willing to agree to such modifications as provided for in this Amendment;

                 NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of "Security Documents" contained therein in its entirety and (ii) adding the following new definitions in correct alphabetical order:

                 "`Additional Subsidiary Guarantee': the Additional Subsidiary Guarantee made by Lear Operations Corporation and NAB Corporation in favor of the Agent, substantially in the form of Exhibit A of the First Amendment and Consent, dated December 8, 1995, to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                 `Security Documents': the collective reference to the Security Agreements, the Pledge Agreements, the Mortgages, the Subsidiary Guarantee and the Additional Subsidiary Guarantee."

                 (b) Subsection 8.4(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

                 "(a) Guarantee Obligations in respect of the Subsidiary Guarantee and the Additional Subsidiary Guarantee;"

                 (c) Subsection 8.5 of the Credit Agreement is hereby amended by adding the following sentence to the end of such subsection:

         "Notwithstanding any provision contained in paragraphs (a) and (c) of this subsection, no Subsidiary of the Borrower may (i) be merged or consolidated with or into either Lear Operations Corporation or NAB Corporation or any Subsidiary thereof or (ii) sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to either Lear Operations Corporation or NAB Corporation or any Subsidiary thereof unless, in each case, (A) the Additional Subsidiary Guarantee shall have been amended in writing to remove the limitation on such transferee's liability thereunder contained in clause (ii) of paragraph 2(b) of the Additional Subsidiary Guarantee or (B) the Agent shall have received a certificate of a Responsible Officer of the Borrower in form and substance satisfactory to the Agent describing such sale, lease, transfer or other disposition and certifying the fair market value of the assets to be so sold, leased, transferred or otherwise disposed. Upon the Agent's approval of the certificate described in clause (B) of the preceding sentence, the limitation on the transferee's liability under clause (ii) of paragraph 2(b) of the Additional Subsidiary Guarantee shall automatically increase by an amount equal to the fair market value of the assets described in such certificate. For purposes of the preceding two sentences, if the transferee is a Subsidiary of either Lear Operations Corporation or NAB Corporation, the term transferee in such two sentences shall refer to either Lear Operations Corporation or NAB Corporation, whichever is the parent of such Subsidiary."

                 (d) Subsection 8.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (e) thereof,
(ii) deleting the period at the end of paragraph (f) thereof and inserting in lieu thereof the word "; and" and (iii) adding the following to the end of such subsection:

                 "(g) the transfer or other disposition of assets permitted pursuant to subsection 8.9(e) to any Subsidiary."

                 (e) Subsection 8.8 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:

              "Fiscal Year                               Amount
               -----------                               ------
                  1995                                 $150,000,000
                  1996                                  160,000,000
                  1997                                  125,000,000
                  1998                                  125,000,000
                  1999                                  100,000,000
                  2000                                  100,000,000
                  2001                                  100,000,000;"

                 (f) Subsection 8.9 of the Credit Agreement is hereby amended by (i) deleting paragraph (d) thereof in its entirety and inserting in lieu thereof the following:

                 "(d)      investments, loans and advances listed on Schedule
         8.9, together with any replacements, substitutions or refinancings thereof that do not increase the amount thereof;",

(ii) deleting the word "and" at the end of paragraph (s) thereof, (iii) deleting the period at the end of paragraph (t) thereof and inserting in lieu thereof the word "; and" and (iv) adding the following to the end of such subsection:

                 "(u) the contribution by the Borrower to a Subsidiary of the Borrower formed under the laws of the Cayman Islands of loans or participating interests in loans made to Lear Italia and permitted pursuant to paragraph (o) of this subsection 8.9."

                 3. Consents and Waivers. (a) Notwithstanding any provision contained in subsections 8.5 and 8.6 of the Credit Agreement, paragraph 5(j) of the Security Agreement or any Mortgage to which the Borrower is a party, the Banks consent to the Borrower's transfer of (i) substantially all of its non-Michigan assets to Lear Operations Corporation, a Delaware corporation and a newly formed, Wholly Owned Subsidiary of the Borrower ("LOC"), (ii) all of its assets obtained in connection with the November 1993 acquisition of Ford Motor Company's North American seat cover and seat systems business, and assets currently used in the operation of such business, to NAB Corporation, a Delaware corporation and a newly formed and Wholly Owned Subsidiary of the Borrower ("NAB Co."), (iii) the Borrower's existing participating interest in loans made to Lear Italia to a direct Subsidiary of the Borrower to be formed under the laws of the Cayman Islands ("Cayman Co."), provided that simultaneously with such transfer described in this clause (iii),
(A) the Borrower shall have executed and delivered a pledge agreement in form and substance reasonably satisfactory to the Agent whereby the Borrower shall have pledged 65% of the stock of Cayman Co. to the Agent, (B) the Agent shall have received certificates of Cayman Co. representing such pledged stock together with related executed stock transfer forms and (C) the Agent shall have received, with a copy for each Bank, (I) the opinion of Cayman Islands counsel in form and substance reasonably satisfactory to the Agent and (II) the opinion of Winston & Strawn in form and substance reasonably satisfactory to the Agent.

                 (b) Notwithstanding any provision contained in any Loan Document, but subject to the adjustments provided in subsection 8.5 of the Credit Agreement, the maximum liability of each of LOC and NAB Co. under the Additional Subsidiary Guarantee and, without duplication, the maximum amount of Obligations secured pursuant to the Security Agreements or Mortgages to which either LOC or NAB Co. is a party or by assets owned or held by LOC or NAB Co. (including, without limitation, any real property transferred by the Borrower to either LOC or NAB Co., whether or not subject to a Mortgage) shall in no event exceed $54,000,000, in the case of LOC, and $59,000,000, in the case of NAB Co.

                 (c) Notwithstanding any provision contained in subsection 8.5 of the Credit Agreement or any provision of the Pledge Agreements, AIHI and any of its Subsidiaries may merge, in one or more transactions, into Automotive Industries Manufacturing Inc., a Delaware corporation and a newly formed and Wholly Owned Subsidiary of the Borrower ("AII"), which shall be the surviving corporation of such mergers.

                 (d) The Banks hereby waive compliance with the provisions of subsection 8.18 of the Credit Agreement with respect to (i) each of LOC and NAB Co. being parties to a Guarantee Supplement and (ii) having the stock of each of LOC and NAB Co. pledged to the Agent, for the ratable benefit of the Banks; provided that such waiver is given subject to the condition that the Borrower, LOC and NAB Co., as applicable, execute and deliver the Additional Subsidiary Guarantee, the First Amendment to the Domestic Pledge Agreement and the Additional Security Agreement (as such documents are described in Section 5(b), (c) and (e) hereof).

                 (e) Notwithstanding any provision contained in the Lear Seating Canada Ltd. Share Pledge Agreement, dated as of August 17, 1995, made by the Borrower in favor of the Agent, the Banks consent to the amalgamation of Lear Seating Canada Ltd. and 115335 Ontario Inc., a newly formed Subsidiary of the Borrower ("Holdco"), provided that such consent is given subject to the condition that upon the amalgamation of Lear Seating Canada Ltd. and Holdco (the continuing corporation after such amalgamation being referred to herein as "Lear Canada"), the Borrower and Lear Canada shall deliver the First Amendment to the Lear Seating Canada Ltd. Share Pledge Agreement in substantially the form of Exhibit E hereto, and the Borrower shall deliver to the Agent share certificates in the name of the Agent representing 65% of the issued and outstanding shares of each class of capital stock of Lear Canada.

                 4. Agreements of Banks. The Banks hereby consent to (a) the First Amendment to Domestic Pledge Agreement in substantially the form of Exhibit D hereto, (b) the First Amendment to Lear Seating Canada Ltd. Share Pledge Agreement in substantially the form of Exhibit E hereto and (c) after the contribution of the capital stock of Lear Seating (U.K.) Limited into Automotive Industries Holdings Limited ("AIHL"), the release of the charge over 65% of the stock of Lear Seating (U.K.) Limited pursuant to the Charge Over Shares, dated August 17, 1995 (the "Old Charge"), between the Borrower and the Agent, provided that simultaneously with such release (i) AII and the Agent shall have executed and delivered a new Charge Over Shares in substantially the form of the Old Charge whereby AII shall have pledged 65% of the stock of AIHL to the Agent, (ii) the Agent shall have received certificates of AIHL representing such pledged stock, together with related executed stock transfer forms and (iii) the Agent shall have received, with a copy for each Bank, (A) the opinion of English counsel to the Agent in form and substance reasonably satisfactory to the Agent and (B) the opinion of Winston & Strawn in form and substance reasonably satisfactory to the Agent.

                 5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

                 (a) execution and delivery of this Amendment by the Borrower, the Agent and the Required Banks;

                 (b) receipt by the Agent, with a counterpart for each Bank, of the Additional Subsidiary Guarantee in substantially the form of Exhibit A hereto duly executed by each of LOC and NAB Co.;

                 (c) receipt by the Agent, with a counterpart for each Bank, of the Additional Security Agreement in substantially the form of Exhibit B hereto duly executed by each of LOC and NAB Co.;

                 (d) receipt by the Agent, with a counterpart for each Bank, of the Second Additional Security Agreement in substantially the form of Exhibit C hereto, duly executed by AII;

                 (e) receipt by the Agent, with a counterpart for each Bank, the First Amendment to Domestic Pledge Agreement in substantially the form of Exhibit D hereto duly executed by the Borrower and consented to by AII, LOC and NAB Co.;

                 (f) receipt by the Agent of certificates representing shares pledged pursuant to the First Amendment to Domestic Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower;

                 (g) receipt by the Agent of evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Additional Security Agreement, the Second Additional Security Agreement and the First Amendment to Domestic Pledge Agreement shall have been completed;

                 (h) receipt by the Agent of the results of a recent search by a Person satisfactory to the Agent, of the Uniform Commercial Code, judgment and the tax lien filings which may have been filed with respect to personal property of each of LOC, NAB Co. and AII, and the results of such search shall be reasonably satisfactory to the Agent;

                 (i) receipt by the Agent, with a counterpart for each Bank, of a certificate of the Secretary or Assistant Secretary of each of the Borrower, LOC, NAB Co. and AII, dated the Amendment Effective Date, as to the incumbency and signature of their respective officers executing each of this Amendment, the Additional Subsidiary Guarantee, the Additional Security Agreement, the Second Additional Security Agreement and the First Amendment to Domestic Pledge Agreement, as applicable, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary;

                 (j) receipt by the Agent, with a counterpart for each Bank, of a copy of the resolutions in form and substance satisfactory to the Agent, of the Board of Directors of each of the Borrower, LOC, NAB Co., and AII authorizing (i) the execution, delivery and performance of this Amendment and the other documents being executed and delivered in connection herewith and (ii) the granting by it of the pledge and security interest granted by it pursuant to such documents, certified by their respective Secretary or an Assistant Secretary as of the Amendment Effective Date, which certificate shall state that the resolutions therein certified have not been amended, modified revoked or rescinded as of the date of such certificate; and

                 (k) receipt by the Agent, with a copy for each Bank, of an opinion, dated the Amendment Effective Date, of Winston & Strawn in substantially the form of Exhibit F hereto.

                 6. Representations and Warranties. The Borrower represents and warrants that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                 7. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                 8. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

                 9. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                 (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                        LEAR SEATING CORPORATION


                                        By:_____________________________
                                           Title:



                                        CHEMICAL BANK, as Agent and as a
                                        Bank


                                        By:____________________________
                                           Title:

                                        ABN AMRO BANK N.V.


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        THE ASAHI BANK, LTD.


                                        By:____________________________
                                           Title:

                                        BANKERS TRUST COMPANY


                                        By:____________________________
                                           Title:

                                        BANK OF AMERICA ILLINOIS


                                        By:____________________________
                                           Title:

                                        BANK OF MONTREAL


                                        By:____________________________
                                           Title:


                                        THE BANK OF NEW YORK


                                        By:____________________________
                                           Title:

                                        THE BANK OF NOVA SCOTIA


                                        By:____________________________
                                           Title:

                                        THE BANK OF TOKYO TRUST COMPANY


                                        By:____________________________
                                           Title:

                                        BANQUE PARIBAS


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:____________________________
                                           Title:

                                        CIBC INC.


                                        By:____________________________
                                           Title:

                                        CITICORP USA, INC.


                                        By:____________________________
                                           Title:

                                        COMERICA BANK


                                        By:____________________________
                                           Title:

                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        COOPERATIEVE CENTRALE RAIFFEISEN -
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        CREDITANSTALT CORPORATE FINANCE,
                                        INC.


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        CREDIT LYONNAIS CHICAGO BRANCH


                                        By:____________________________
                                           Title:

                                        CREDIT LYONNAIS CAYMAN ISLANDS
                                        BRANCH


                                        By:____________________________
                                           Title:

                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By:____________________________
                                           Title:

                                        DEUTSCHE BANK AG, CHICAGO AND/OR
                                        CAYMAN ISLANDS BRANCHES


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        DRESDNER BANK AG, CHICAGO AND GRAND
                                        CAYMAN BRANCHES


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        FIRST AMERICAN NATIONAL BANK


                                        By:____________________________
                                           Title:

                                        FIRST BANK NATIONAL ASSOCIATION


                                        By:____________________________
                                           Title:

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:____________________________
                                           Title:

                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA


                                        By:____________________________
                                           Title:

                                        THE FUJI BANK, LIMITED


                                        By:____________________________
                                           Title:

                                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                          CHICAGO BRANCH


                                        By:____________________________
                                           Title:

                                        ISTITUTO BANCARIO SAN PAOLO
                                          DI TORNIO SPA


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        KREDIETBANK N.V.


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:____________________________
                                           Title:

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LTD., CHICAGO BRANCH


                                        By:____________________________
                                           Title:

                                        THE MITSUBISHI BANK, LIMITED
                                          (CHICAGO BRANCH)


                                        By:____________________________
                                           Title:

                                        THE MITSUBISHI TRUST & BANKING
                                          CORPORATION, CHICAGO BRANCH


                                        By:____________________________
                                           Title:

                                        NATIONAL BANK OF CANADA


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        NATIONSBANK, N.A. (CAROLINAS)


                                        By:____________________________
                                           Title:

                                        NBD BANK


                                        By:____________________________
                                           Title:

                                        THE NIPPON CREDIT BANK, LTD.


                                        By:____________________________
                                           Title:

                                        ROYAL BANK OF CANADA


                                        By:____________________________
                                           Title:

                                        THE ROYAL BANK OF SCOTLAND, PLC.


                                        By:____________________________
                                           Title:

                                        THE SAKURA BANK, LIMITED


                                        By:____________________________
                                           Title:

                                        THE SANWA BANK, LIMITED, CHICAGO
                                          BRANCH


                                        By:____________________________
                                           Title:

                                        SOCIETE GENERALE, CHICAGO BRANCH


                                        By:____________________________
                                           Title:

                                        SOCIETY NATIONAL BANK


                                        By:____________________________
                                           Title:

                                        THE SUMITOMO BANK, LIMITED,
                                          CHICAGO BRANCH


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        THE SUMITOMO TRUST & BANKING CO.,
                                          LTD., NEW YORK BRANCH


                                        By:____________________________
                                           Title:

                                        THE TOKAI BANK, LTD. (CHICAGO
                                          BRANCH)


                                        By:____________________________
                                           Title:

                                        VIA BANQUE


                                        By:____________________________
                                           Title:


                                        By:____________________________
                                           Title:

                                        WESTPAC BANKING CORPORATION


                                        By:____________________________
                                           Title:

                                        THE YASUDA TRUST & BANKING COMPANY,
                                        LTD.


                                        By:____________________________
                                           Title:

                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST


                                        By:____________________________
                                           Title:


                                        MITSUI TRUST & BANKING COMPANY,
                                        LIMITED,NEW YORK BRANCH


                                        By:____________________________
                                           Title:


                                        THE TOYO TRUST AND BANKING
                                        COMPANY, LIMITED


                                        By:____________________________
                                           Title:

                          ACKNOWLEDGEMENT AND CONSENT

                 Each of the undersigned corporations as guarantors under the Subsidiary Guarantee, dated as of August 17, 1995, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24, Fair Haven Industries, Inc. and Automotive Industries Holding, Inc. (as successor by merger to AIHI Acquisition Corp.) in favor of the Agent as supplemented by the Guarantor Supplements, each dated September 12, 1995, by ASAA, Inc., Gulfstream Automotive, Inc. and Automotive Industries, Inc. hereby (a) consents to the transaction contemplated by this Amendment and (b) acknowledges and agrees that the guarantees contained in such Subsidiary Guarantee as supplemented by such Guarantor Supplements (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                        LS ACQUISITION CORP., NO. 14


                                        By:__________________________
                                           Title:

                                        LEAR SEATING HOLDINGS CORP.
                                          No. 50


                                        By:__________________________
                                           Title:

                                        PROGRESS PATTERN CORP.


                                        By:__________________________
                                           Title:

                                        LEAR PLASTICS CORP.


                                        By:__________________________
                                           Title:

                                        LS ACQUISITION CORPORATION
                                          NO. 24


                                        By:__________________________
                                           Title:

                                        FAIR HAVEN INDUSTRIES, INC.


                                        By:__________________________
                                           Title:

                                        AUTOMOTIVE INDUSTRIES HOLDING,
                                          INC. (as successor by merger to
                                            AIHI Acquisition Corp.)


                                        By:__________________________
                                           Title:

                                        ASSA, INC.


                                        By:__________________________
                                           Title:

                                        GULFSTREAM AUTOMOTIVE, INC.


                                        By:__________________________
                                           Title:

                                        AUTOMOTIVE INDUSTRIES, INC.


                                        By:__________________________
                                           Title:

                                                                       EXHIBIT A

                    FORM OF ADDITIONAL SUBSIDIARY GUARANTEE

                 ADDITIONAL SUBSIDIARY GUARANTEE, dated as of ________, 199_ (this "Guarantee"), made by each of the corporations that are signatories hereto other than Chemical Bank (the "Guarantors"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the Banks parties to the Credit Agreement referred to below.


                              W I T N E S S E T H:


                 WHEREAS, Lear Seating Corporation (the "Borrower") is a party to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with the financial institutions parties thereto (the "Banks"), the Agent and the Managing Agents, Co-Agents and Lead Managers identified therein;

                 WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Borrower and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement);

                 WHEREAS, it is a condition precedent to the effectiveness of the First Amendment and Consent, dated as of December 8, 1995 (the "First Amendment"), to the Credit Agreement that each Guarantor shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Banks; and

                 WHEREAS, the Borrower and the Guarantors are engaged in related businesses and each Guarantor will derive substantial direct and indirect benefits from the making of the Loans and issuances of the Letters of Credit;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, and the Banks to enter into the First Amendment and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, each Guarantor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

                 1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and paragraph references are to this Guarantee unless otherwise specified.

                 (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Guarantee. (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Banks and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                 (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents, and, without duplication, the maximum amount of Obligations secured pursuant to the Security Documents by assets of such Guarantor, shall in no event exceed the lesser of (i) the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors and (ii) in the case of Lear Operations Corporation, $54,000,000, and, in the case of NAB Corporation, $59,000,000, provided that the amounts contained in this clause (ii) shall automatically increase in accordance with subsection 8.5 of the Credit Agreement.

                 (c) Subject to the provisions of paragraph 2(b), each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Bank in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

                 (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Bank hereunder.

                 (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Bank from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

                 (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Bank on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

                 3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Banks, and each Guarantor shall remain liable to the Agent and the Banks for the full amount guaranteed by such Guarantor hereunder.

                 4. Right of Set-off. Upon the occurrence of any Event of Default, each Guarantor hereby irrevocably authorizes each Bank at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Bank may elect, against and on account of the obligations and liabilities of such Guarantor to such Bank hereunder and claims of every nature and description of such Bank against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Documents or otherwise, as such Bank may elect, whether or not the Agent or any Bank has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Bank shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Bank may have.

                 5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Bank, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Bank against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Bank for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Banks by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Banks, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

                 6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder and under any other Loan Document to which it is a party notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Bank may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Bank, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent, the Required Banks or all the Banks, as the case may be, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Bank may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Bank to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Bank against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                 7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Bank upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Banks, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Bank, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Bank may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Bank to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Banks against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Banks, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

                 8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                 9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

                 10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

                 (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                 (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and each other Loan Document to which it is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and each other Loan Document to which it is a party;

                 (c) this Guarantee and each other Loan Document to which it is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                 (d) the execution, delivery and performance of this Guarantee and each other Loan Document to which it is a party will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor; and

                 (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee and each other Loan Document to which it is a party.

                 Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing or issuance of a Letter of Credit under the Credit Agreement and as of such date of borrowing or issuance, as the case may be, as though made hereunder on and as of such date. Each Guarantor hereby confirms that each of the Mortgages and each other Security Document to which such Guarantor is a party stands as collateral security for the payment and performance of such Guarantor's obligations and liabilities under this Guarantee.

                 11. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 12. Notices. All notices, requests and demands to or upon the Agent, any Bank or any Guarantor to be effective shall be in writing (or by telex or telecopy confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested or (3) if by telex or telecopy, when sent and receipt has been confirmed, addressed as follows:

                 (a) if to the Agent or any Bank, at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement; and

                 (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

                 The Agent, each Bank and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                 13. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the parties hereto shall be lodged with the Agent.

                 14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Bank relative to the subject matter hereof not reflected herein.

                 16.  Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent in accordance with subsection 11.1 of the Credit Agreement, provided that any provision of this Guarantee may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telecopy from the Agent.

                 (b) Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 16.(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion.

                 (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                 17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Banks and their successors and assigns.

                 19. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 20. Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

                 (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non- exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                 (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Agent shall have been notified pursuant to Section 12; and

                 (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.


                 IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.


                                        LEAR OPERATIONS CORPORATION


                                        By:_________________________
                                           Title:


                                        NAB CORPORATION


                                        By:_________________________
                                           Title:


                                        Address for Notices:

                                        c/o Lear Seating Corporation
                                        21557 Telegraph Road
                                        Southfield, Michigan  48034
                                        Attention:  Donald J. Stebbins
                                        Telecopy:  (810) 746-1593

                                                                       EXHIBIT B

                     FORM OF ADDITIONAL SECURITY AGREEMENT

                 ADDITIONAL SECURITY AGREEMENT, dated as of _________, 199_, made by each of the corporations that are signatories hereto other than Chemical Bank (the "Grantors"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the Banks parties to the Credit Agreement referred to below.


                             W I T N E S S E T H :

                 WHEREAS, Lear Seating Corporation (the "Borrower") is a party to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with the financial institutions parties thereto (the "Banks"), the Agent and the Managing Agents, Co-Agents and Lead Managers identified therein;

                 WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Borrower and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement); and

                 WHEREAS, it is a condition precedent to the effectiveness of the First Amendment and Consent, dated as of December 8, 1995 (the "First Amendment"), to the Credit Agreement that the Grantors shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Banks;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, and the Banks to enter into the First Amendment and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, the Grantors hereby agree with the Agent, for the ratable benefit of the Banks, as follows:

                 1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

                 "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                 "Contracts" shall mean each of the agreements listed on Schedules I-A through B, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights for each Grantor to receive monies due and to become due to it thereunder or in connection therewith, (b) all rights of each Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Grantor to perform and to exercise all remedies thereunder.

                 "Equipment" shall mean all equipment, as such term is defined in Section 9-109(2) of the Code, now or hereafter acquired by each Grantor, and, in any event, shall mean and include, but shall not be limited to, all machinery, equipment, furnishings and fixtures now or hereafter used in connection with the businesses of each Grantor or located at the locations set forth on Schedules IV-A through B, and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto.

                 "Security Agreement" shall mean this Additional Security Agreement, as amended, supplemented or otherwise modified from time to time.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, paragraph and Schedule references are to this Security Agreement unless otherwise specified.

                 (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (subject to the limitations set forth in paragraph 2(b) of the Additional Subsidiary Guarantee) and in order to induce the Agent and the Banks to enter into the Credit Agreement, each Grantor hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent, and hereby grants to the Agent, for the ratable benefit of the Banks, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                       (i)  all Accounts;

                      (ii)  all Chattel Papers;

                     (iii)  all Contracts;

                      (iv)  all Documents;

                       (v)  all Equipment;

                      (vi)  all General Intangibles;

                     (vii)  all Instruments;

                    (viii)  all Inventory; and

                      (ix) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

                 3.  Rights of Agent and Banks; Limitations on Agent's and
Banks' Obligations.  (a)   Anything herein to the contrary notwithstanding,
each Grantor shall remain liable under each of its respective Accounts and the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of the Contracts. Neither the Agent nor any Bank shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under the Contracts by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Bank of any payment relating to such Account or the Contracts pursuant hereto, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), or under or pursuant to the Contracts, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under the Contracts, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) At the Agent's request, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created the Accounts, including, but not limited to, all Chattel Paper, original purchase orders, invoices, shipping documents and delivery receipts and duplicate copies of credit memoranda.

                 (c) The Agent may at any time after the occurrence and during the continuance of an Event of Default notify account debtors and parties to Accounts that the Accounts have been assigned to the Agent, for the ratable benefit of the Banks, and that payments shall be made directly to the Agent. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor will so notify such account debtors and such parties to the Accounts. Upon prior notice to the Grantors, the Agent may in its own name or in the name of others communicate with account debtors and parties to Accounts in order to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

                 (d) Upon prior notice to the Grantors, the Agent shall have the right to make test verifications of the Collateral in any matter and through any medium that it considers advisable, and each Grantor agrees to furnish all such assistance and information as the Agent may require in connection therewith. Each Grantor at its expense will furnish, or will cause independent public accountants satisfactory to the Agent to furnish, to the Agent at any time and from time to time promptly upon the Agent's request, the following reports: (i) reconciliation of all Collateral, (ii) an aging of all Collateral, (iii) trial balances, (iv) a test verification of such Collateral and (v) a physical inventory of the Collateral by certified accountants reasonably satisfactory to the Agent.

                 4. Representations and Warranties. Each Grantor hereby represents and warrants that:

                 (a) Title; No Other Liens. Except for the Lien granted to the Agent for the ratable benefit of the Banks pursuant to this Security Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others other than Liens permitted under subsection 8.3 of the Credit Agreement. No security agreement, financing statement or other public notice with respect to all or any part of such Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Agent, for the ratable benefit of the Banks, pursuant to this Security Agreement, (ii) financing statements filed with respect to equipment leases or (iii) as may otherwise be permitted pursuant to the Credit Agreement.

                 (b) Perfected First Priority Liens. Appropriate financing statements having been filed in the jurisdictions listed on Schedules II-A through B and all other appropriate action having been duly taken, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Banks, which are prior to all other Liens on such Collateral created by such Grantor other than Liens permitted under subsection 8.3 of the Credit Agreement and which are enforceable as such against all creditors of and purchasers from such Grantor and against any owner or purchaser of the real property where any of the Equipment or Inventory is located and any present or future creditor obtaining a Lien on such real property.

                 (c) Accounts. The amount represented by such Grantor to the Banks from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount in excess of $100,000 payable to such Grantor under or in connection with any of the Accounts is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where such Grantor keeps its records concerning the Accounts is set forth on Schedule III-A through B.

                 (d) Consents. Except as previously disclosed to the Banks in writing: (i) no consent of any party (other than such Grantor) to each Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement by such Grantor; (ii) each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;
         (iii) no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any Contract by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any Contract to any material adverse limitation, either specific or general in nature; (iv) neither such Grantor nor (to the best of such Grantor's knowledge) any other party to any Contract is in default or is likely to become in default in the performance or observance of any of the terms thereof; (v) such Grantor has fully performed all its obligations under each Contract;
         (vi) the right, title and interest of such Grantor in, to and under each Contract is not subject to any defense, offset, counterclaim or claim which could materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against such Grantor as to each Contract; (vii) such Grantor has delivered to the Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto; and (viii) no amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

                 (e) Inventory and Equipment. The Inventory and the Equipment are kept only at the locations listed on Schedules IV-A through B.

                 (f) Chief Executive Office. Such Grantor's chief executive office and chief place of business is located at the address listed on Schedules V-A through B.

                 (g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                 5. Covenants. Each Grantor covenants and agrees with the Agent and the Banks that, from and after the date of this Security Agreement until the Obligations have been paid in full:

                 (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the reasonable request of any Bank, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as such Bank may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Such Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 (b) Pledge of Instruments and Chattel Paper. If any amount in excess of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed by such Grantor in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                 (c) Indemnification. Such Grantor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses)
         (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Bank under any of the Accounts for any sum owing thereunder, or to enforce any provisions of any such Account, such Grantor will save, indemnify and keep the Agent and such Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor.

                 (d) Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. Such Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Banks' further security, the Agent, for the ratable benefit of the Banks, shall have a security interest in all of such Grantor's books and records pertaining to the Collateral, and, subject to subsection 11.13 of the Credit Agreement, such Grantor shall turn over any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

                 (e) Right of Inspection. The Agent and the Banks shall at all times, upon reasonable notice, have full and free access during normal business hours to all the books, correspondence and records of such Grantor, and the Agent and the Banks and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Agent and the Banks, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Banks and their respective representatives shall, upon reasonable notice and at any reasonable time, also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                 (f) Compliance with Laws, etc. Such Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor's business; provided that such Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Banks' rights or the priority of their Liens on the Collateral.

                 (g) Compliance with Terms of Contracts, etc. Such Grantor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                 (h) Payment of Obligations. Such Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to such Collateral, except that no such charge need be paid if
         (i) the validity thereof is being contested in good faith by appropriate proceedings, and such charge is adequately reserved against on such Grantor's books in accordance with GAAP or (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of such Collateral or any interest therein.

                 (i) Limitations on Liens on Collateral. Such Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to such Collateral, other than the Liens created hereby or Liens permitted under subsection 8.3 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Banks in and to any of such Collateral against the claims and demands of all Persons whomsoever.

                 (j) Limitations on Dispositions of Collateral. Such Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for dispositions of assets permitted by subsection 8.6 of the Credit Agreement.

                 (k) Limitations on Modifications, Waivers, Extensions of the Contracts and Agreements Giving Rise to Accounts. Such Grantor will not (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to any of the Accounts in any manner which could reasonably be expected to materially adversely affect the value of any such Contract or Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to the Accounts (other than any right of termination) or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account.

                 (l) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Grantor over a period of time, such Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                 (m) Maintenance of Equipment. Such Grantor will maintain each material item of the Equipment useful and necessary in its business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                 (n) Maintenance of Insurance. Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties customary for business of the same type and (ii) insuring such Grantor, the Agent and the Banks against liability for personal injury and property damage relating to the Inventory and Equipment, such policies to be in the form and amounts and having such coverage customary for business of the same type with losses payable to such Grantor and the Agent as their respective interests may appear. All such insurance shall (i) contain a breach of warranty clause in favor of the Agent, (ii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Agent and the Banks of written notice thereof, (iii) name the Agent and the Banks as insured parties and (iv) be reasonably satisfactory in all other respects to the Agent. Such Grantor shall deliver to the Agent and the Banks a report of a reputable insurance broker with respect to such insurance as the Agent may from time to time reasonably request.

                 (o) Further Identification of Collateral. Upon the reasonable request of the Agent, such Grantor will furnish to the Agent and the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail.

                 (p) Notices. Such Grantor will advise the Agent and the Banks promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                 (q)  Changes in Locations, Name, etc.  Such Grantor will not
         (i) change the location of its chief executive office/chief place of business from that specified in paragraph 4(f) or remove its books and records from the location specified in paragraph 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed in respect to such Grantor on Schedules IV-A through or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement could become seriously misleading.

                 6. Agent's Appointment as Attorney-in-Fact. (a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                      (i) upon the occurrence and during the continuance of any Event of Default, in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts, Instruments, General Intangibles or any Contract or with respect to any other of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any such Account, Instrument or General Intangible or Contract or with respect to any other such Collateral whenever payable;

                      (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                      (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any of the Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any such Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Banks' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                 (b) Other Powers. Each Grantor also authorizes the Agent and the Banks, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 (c) No Duty on Agent or Banks' Part. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                 7. Performance by Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the ABR, shall be payable by such Grantor to the Agent on demand and shall constitute Obligations secured hereby.

                 8. Proceeds. If an Event of Default shall occur and be continuing:

                 (a) all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Banks, segregated from other funds of the Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if required) and

                 (b) any and all such Proceeds received by the Agent (whether from any Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Banks as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

                 9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations or any Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange or broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent and each Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of any Collateral so sold, free of any right or equity of redemption in the Grantors, which right or equity is hereby waived or released. Each Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of such Collateral or in any way relating to such Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

                 10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

                 11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                 12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 13. Section Headings. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 14. No Waiver; Cumulative Remedies. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Agent in accordance with subsection 11.1 of the Credit Agreement; provided that any provision of this Security Agreement may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telecopy from the Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 16. Notices. All notices, requests and demands to or upon the Agent, any Bank or any Grantor to be effective shall be in writing (or by telegraph or telecopy confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested or (c) if by telegraph or telecopy, when sent and receipt has been confirmed, addressed at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement or Section 12 of the Subsidiary Guarantee. The Agent, each Bank and the Grantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                 17. Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this

Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and each Grantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and each Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 18. Release of Liens. In the event that any Grantor conveys, sells, leases, assigns, transfers or otherwise disposes of any portion of the Collateral in accordance with subsection 8.6 of the Credit Agreement or grants a Lien with respect to any of the Collateral which Lien is permitted pursuant to subsection 8.3(m) of the Credit Agreement, and so long as no Default or Event of Default shall have occurred and be continuing, the Agent shall promptly take such action as may be reasonably requested by such Grantor to release, to the extent necessary, any Liens created by this Security Agreement in respect of such Collateral.

                 19. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Security Agreement signed by all the parties hereto shall be lodged with the Agent.


                 IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        LEAR OPERATIONS CORPORATION


                                        By:______________________________
                                           Title:

                                        NAB CORPORATION


                                        By:______________________________
                                           Title:

                                                                    SCHEDULE I-A


                          LEAR OPERATIONS CORPORATION
                                   Contracts

None.


                                                                    SCHEDULE I-B



                                NAB CORPORATION
                                   Contracts

None.

                                                                   SCHEDULE II-A


                          LEAR OPERATIONS CORPORATION
                           Financing Statements Filed

               State                                    Location

      1.       [To be provided]                 1.      [To be provided]




                                                                   SCHEDULE II-B


                                NAB CORPORATION
                           Financing Statements Filed


               State                                    Location

      1.       [To be provided]                1.       [To be provided]

                                                                  SCHEDULE III-A


                          LEAR OPERATIONS CORPORATION
                    Location of Records Concerning Accounts


[To be provided]




                                                                  SCHEDULE III-B


                                NAB CORPORATION
                    Location of Records Concerning Accounts


[To be provided]

                                                                   SCHEDULE IV-A


                          LEAR OPERATIONS CORPORATION
                      Location of Inventory and Equipment


[To be provided]

                                                                   SCHEDULE IV-B


                                NAB CORPORATION
                      Locations of Inventory and Equipment


[To be provided]

                                                                    SCHEDULE V-A



                          LEAR OPERATIONS CORPORATION
                             Chief Executive Office

[21557 Telegraph Road
Southfield, Michigan  48034]


                                                                    SCHEDULE V-B



                                NAB CORPORATION
                             Chief Executive Office

[21557 Telegraph Road
Southfield, Michigan  48034]

                                                                       EXHIBIT C

                  FORM OF SECOND ADDITIONAL SECURITY AGREEMENT

                 SECOND ADDITIONAL SECURITY AGREEMENT, dated as of _________, 199_, made by AUTOMOTIVE INDUSTRIES MANUFACTURING INC. (the "Grantor"), in favor of CHEMICAL BANK, as administrative agent (in such capacity, the "Agent") for the Banks parties to the Credit Agreement referred to below.


                             W I T N E S S E T H :

                 WHEREAS, Lear Seating Corporation (the "Borrower") is a party to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with the financial institutions parties thereto (the "Banks"), the Agent and the Managing Agents, Co-Agents and Lead Managers identified therein;

                 WHEREAS, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Banks have agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Borrower and, in the case of the Issuing Bank (as defined in the Credit Agreement), issue and, in the case of the Participating Banks (as defined in the Credit Agreement), participate in certain Letters of Credit (as defined in the Credit Agreement); and

                 WHEREAS, it is a condition precedent to the effectiveness of the First Amendment and Consent, dated as of December 8, 1995 (the "First Amendment"), to the Credit Agreement that the Grantor shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Banks;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Agent, and the Banks to enter into the First Amendment and to induce the Banks to make the Loans and to issue and participate in the Letters of Credit under the Credit Agreement, the Grantor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

                 1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Farm Products, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

                 "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                 "Security Agreement" shall mean this Second Additional Security Agreement, as amended, supplemented or otherwise modified from time to time.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, paragraph and Schedule references are to this Security Agreement unless otherwise specified.

                 (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Grantor hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent, and hereby grants to the Agent, for the ratable benefit of the Banks, a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                       (i)  all Accounts;

                      (ii) all Chattel Paper evidencing or constituting Proceeds of an Account;

                     (iii) all Instruments evidencing or constituting Proceeds an Account; and

                      (iv) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

                 (b) Anything herein to the contrary notwithstanding, this Security Agreement shall terminate at such time the Additional Subsidiary Guarantee shall be amended to remove the limitation contained in clause (ii) of paragraph 2(b) thereof.

                 3.  Rights of Agent and Banks; Limitations on Agent's and
Banks' Obligations.  (a)   Anything herein to the contrary notwithstanding, the
Grantor shall remain liable under each of its Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Bank shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Bank of any payment relating to such Account pursuant hereto, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) At the Agent's request, the Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created the Accounts, including, but not limited to, all Chattel Paper, original purchase orders, invoices, shipping documents and delivery receipts and duplicate copies of credit memoranda.

                 (c) The Agent may at any time after the occurrence and during the continuance of an Event of Default notify account debtors and parties to Accounts that the Accounts have been assigned to the Agent, for the ratable benefit of the Banks, and that payments shall be made directly to the Agent. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Grantor will so notify such account debtors and such parties to the Accounts. Upon prior notice to the Grantor, the Agent may in its own name or in the name of others communicate with account debtors and parties to Accounts in order to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

                 (d) Upon prior notice to the Grantor, the Agent shall have the right to make test verifications of the Collateral in any matter and through any medium that it considers advisable, and the Grantor agrees to furnish all such assistance and information as the Agent may require in connection therewith. The Grantor at its expense will furnish, or will cause independent public accountants satisfactory to the Agent to furnish, to the Agent at any time and from time to time promptly upon the Agent's request, the following reports: (i) reconciliation of all Collateral, (ii) an aging of all Collateral, (iii) trial balances, (iv) a test verification of such Collateral and (v) a physical inventory of the Collateral by certified accountants reasonably satisfactory to the Agent.

                 4. Representations and Warranties. The Grantor hereby represents and warrants that:

                 (a) Title; No Other Liens. Except for the Lien granted to the Agent for the ratable benefit of the Banks pursuant to this Security Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others other than Liens permitted under subsection 8.3 of the Credit Agreement. No security agreement, financing statement or other public notice with respect to all or any part of such Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Agent, for the ratable benefit of the Banks, pursuant to this Security Agreement, (ii) financing statements filed with respect to equipment leases or (iii) as may otherwise be permitted pursuant to the Credit Agreement.

                 (b) Perfected First Priority Liens. Appropriate financing statements having been filed in the jurisdictions listed on
         Schedule I and all other appropriate action having been duly taken, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Banks, which are prior to all other Liens on such Collateral created by the Grantor other than Liens permitted under subsection 8.3 of the Credit Agreement and which are enforceable as such against all creditors of and purchasers from the Grantor and against any owner or purchaser of the real property where any of the Equipment or Inventory is located and any present or future creditor obtaining a Lien on such real property.

                 (c) Accounts. The amount represented by the Grantor to the Banks from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount in excess of $100,000 payable to the Grantor under or in connection with any of the Accounts is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where the Grantor keeps its records concerning the Accounts is set forth on Schedule III-A through B.

                 (d) Chief Executive Office. The Grantor's chief executive office and chief place of business is located at
         ___________________________.

                 (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                 5. Covenants. The Grantor covenants and agrees with the Agent and the Banks that, from and after the date of this Security Agreement until the Obligations have been paid in full:

                 (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the reasonable request of any Bank, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as such Bank may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 (b) Pledge of Instruments and Chattel Paper. If any amount in excess of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed by the Grantor in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                 (c) Indemnification. The Grantor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses)
         (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Bank under any of the Accounts for any sum owing thereunder, or to enforce any provisions of any such Account, the Grantor will save, indemnify and keep the Agent and such Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor.

                 (d) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Banks' further security, the Agent, for the ratable benefit of the Banks, shall have a security interest in all of the Grantor's books and records pertaining to the Collateral, and, subject to subsection 11.13 of the Credit Agreement, the Grantor shall turn over any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

                 (e) Right of Inspection. The Agent and the Banks shall at all times, upon reasonable notice, have full and free access during normal business hours to all the books, correspondence and records of the Grantor, and the Agent and the Banks and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Agent and the Banks, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

                 (f) Compliance with Laws, etc. The Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided that the Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Banks' rights or the priority of their Liens on the Collateral.

                 (g) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to such Collateral, except that no such charge need be paid if
         (i) the validity thereof is being contested in good faith by appropriate proceedings, and such charge is adequately reserved against on the Grantor's books in accordance with GAAP or (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of such Collateral or any interest therein.

                 (h) Limitations on Liens on Collateral. The Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to such Collateral, other than the Liens created hereby or Liens permitted under subsection 8.3 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Banks in and to any of such Collateral against the claims and demands of all Persons whomsoever.

                 (i) Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for dispositions of assets permitted by subsection 8.6 of the Credit Agreement.

                 (j) Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. The Grantor will not (i) amend, modify, terminate or waive any provision of any agreement giving rise to any of the Accounts in any manner which could reasonably be expected to materially adversely affect the value of any such Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to the Accounts (other than any right of termination) or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account.

                 (k) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Grantor over a period of time, the Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                 (l) Further Identification of Collateral. Upon the reasonable request of the Agent, the Grantor will furnish to the Agent and the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail.

                 (m) Notices. The Grantor will advise the Agent and the Banks promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                 (n)  Changes in Locations, Name, etc.  The Grantor will not
         (i) change the location of its chief executive office/chief place of business from that specified in paragraph 4(f) or remove its books and records from the location specified in paragraph 4(c) or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement could become seriously misleading.

                 6. Agent's Appointment as Attorney-in-Fact. (a) Powers. The Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following:

                      (i) upon the occurrence and during the continuance of any Event of Default, in the name of the Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any such Account or with respect to any other such Collateral whenever payable;

                     (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any of the Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any such Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any

         Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Banks' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                 (b) Other Powers. The Grantor also authorizes the Agent and the Banks, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 (c) No Duty on Agent or Banks' Part. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                 7. Performance by Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the ABR, shall be payable by the Grantor to the Agent on demand and shall constitute Obligations secured hereby.

                 8. Proceeds. If an Event of Default shall occur and be continuing:

                 (a) all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by the

         Grantor in trust for the Agent and the Banks, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Agent in the exact form received by the Grantor (duly indorsed by the Grantor to the Agent, if required) and

                 (b) any and all such Proceeds received by the Agent (whether from any Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Banks as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

                 9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations or any Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange or broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent and each Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of any Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of such Collateral or in any way relating to such Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

                 10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

                 11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                 12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 13. Section Headings. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 14. No Waiver; Cumulative Remedies. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Agent in accordance with subsection 11.1 of the Credit Agreement; provided that any provision of this Security Agreement may be waived by the Agent and the Banks in a letter or agreement executed by the Agent or by telecopy from the Agent. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 16. Notices. All notices, requests and demands to or upon the Agent, any Bank or any Grantor to be effective shall be in writing (or by telegraph or telecopy confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested or (c) if by telegraph or telecopy, when sent and receipt has been confirmed, addressed at its address or transmission number for notices provided in subsection 11.2 of the Credit Agreement or Section 12 of the Subsidiary Guarantee. The Agent, each Bank and the Grantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                 17. Authority of Agent. The Grantor acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                 18. Release of Liens. In the event that any Grantor conveys, sells, leases, assigns, transfers or otherwise disposes of any portion of the Collateral in accordance with subsection 8.6 of the Credit Agreement or grants a Lien with respect to any of the Collateral which Lien is permitted pursuant to subsection 8.3(m) of the Credit Agreement, and so long as no Default or Event of Default shall have occurred and be continuing, the Agent shall promptly take such action as may be reasonably requested by the Grantor to release, to the extent necessary, any Liens created by this Security Agreement in respect of such Collateral.

                 19. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Security Agreement signed by all the parties hereto shall be lodged with the Agent.


                 IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        AUTOMOTIVE INDUSTRIES MANUFACTURING
                                        INC.


                                        By:______________________________
                                           Title:

                                                                      SCHEDULE I


                           Financing Statements Filed

               State                                    Location

      1.       [To be provided]                1.       [To be provided]

                                                                     SCHEDULE II


                    Location of Records Concerning Accounts


[To be provided]

                                                                       EXHIBIT D


              FORM OF FIRST AMENDMENT TO DOMESTIC PLEDGE AGREEMENT


                 FIRST AMENDMENT, dated as of _____________, 199__ (this "Amendment"), to the Domestic Pledge Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Lear Seating Corporation, a Delaware corporation (the "Pledgor"), in favor of Chemical Bank, as administrative agent (in such capacity, the "Agent").


                             W I T N E S S E T H :


                 WHEREAS, the Pledgor has formed three new Subsidiaries, Lear Operations Corporation, NAB Corporation and Automotive Industries
Manufacturing, Inc.; and

                 WHEREAS, it is a condition precedent to the effectiveness of the First Amendment and Consent, dated as of December 8, 1995, to the Credit Agreement (as defined in the Pledge Agreement) that the Pledgor shall have executed and delivered this Amendment;

                 NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Pledgor and the Agent agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge Agreement shall have such meanings when used herein.

                 2. Amendment to Pledge Agreement. Schedule I to the Pledge Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof Schedule I attached hereto.

                 3. Representations and Warranties. To induce the Agent to enter into this Amendment, the Pledgor hereby represents and warrants that the representations and warranties contained in the Pledge Agreement will be, after giving effect to the modification provided herein, true and correct in all material respects as if made on and as of the date hereof.

                 4. No Other Modifications. Except as expressly modified hereby, the Pledge Agreement is and shall continue to be in full force and effect in accordance with its terms.

                 5. Counterparts. This Amendment may be executed by one or more of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

                 6. Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Pledgor, the Agent, Automotive Industries Corporation, Lear Industries Inc., and NAB Corporation.

                 7. Payment of Expenses. The Pledgor agrees to pay and reimburse the Agent for all its costs and out-of-pocket expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel to the Administrative Agent.

                 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LEAR SEATING CORPORATION


                                        By:_____________________________
                                           Title:


                                        CHEMICAL BANK, as Agent


                                        By:______________________________
                                           Title:

                          ACKNOWLEDGEMENT AND CONSENT


                 Each of the undersigned Issuers referred to in the Pledge Agreement hereby acknowledge receipt of a copy thereof, as amended by this Amendment, and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each of the undersigned agree to notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. Each of the undersigned further agree that the terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                        AUTOMOTIVE INDUSTRIES MANUFACTURING
                                          INC.


                                        By:_______________________________
                                           Title:

                                        LEAR OPERATIONS CORPORATION


                                        By:_______________________________
                                           Title:

                                        NAB CORPORATION


                                        By:_______________________________
                                           Title:

                                                                      SCHEDULE I



                          DESCRIPTION OF PLEDGED STOCK



                                        Class of               Stock             No. of           Pct. of
 Issuer                                  Stock            Certificate No.        Shares            Shares
 ------                                 --------          ---------------        ------            ------
 Progress Pattern Corp.                  Common                  2                 100              100%

 Lear Plastics Corp.                     Common                  2                 100              100%

 LS Acquisition                          Common                  1                 100              100%
 Corporation No. 24

 LS Acquisition Corp. No. 14             Common                  3                 100              100%

 Lear Seating Holdings Corp.             Common                  3                 100              100%
 No. 50

 Automotive Industries                   Common                  1                 100              100%
 Manufacturing Inc.

 Lear Operations Corporation             Common                  1                 100              100%

 NAB Corporation                         Common                  1                 100              100%

 Lear Seating                            Common               10501-              19,500            65%
 Sweden AB                                                    30000


                                                                       EXHIBIT E


                            FORM OF FIRST AMENDMENT
                                       TO
                            LEAR SEATING CANADA LTD.
                             SHARE PLEDGE AGREEMENT


                 FIRST AMENDMENT, dated as of ____________, 199__ (this "Amendment"), to the Lear Seating Canada Ltd. Share Pledge Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified, the "Share Pledge Agreement"), made by Lear Seating Corporation, a Delaware corporation (the "Pledgor"), in favor of Chemical Bank, as administrative agent (the "Agent").


                             W I T N E S S E T H :


                 WHEREAS, Lear Seating Canada Ltd. ("Lear Canada") and 115335 Ontario Inc., a subsidiary of the Pledgor and a corporation governed by the Business Corporations Act (Ontario) ("Holdco"), plan to amalgamate pursuant to an Arrangement Agreement, dated as of December 8, 1995 (the "Arrangement Agreement"), among Lear Canada, Holdco and the Pledgor; and

                 WHEREAS, the Pledgor has requested, and upon this amendment becoming effective, the Agent has agreed, that certain provisions of the Share Pledge Agreement be modified in the manner provided for in this Amendment;

                 NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms defined in the Share Pledge Agreement shall have such meanings when used herein.

                 2. Amendments to Share Pledge Agreement. (a) The term "Issuer" as defined in the Share Pledge Agreement shall mean Lear Seating Canada Ltd., the continuing corporation constituted upon the amalgamation of Lear Canada and Holdco pursuant to the Arrangement Agreement.

                 (b) Schedule I to the Share Pledge Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof
Schedule I attached hereto.

                 3. Representations and Warranties. To induce the Agent to enter into this Amendment, the Pledgor hereby represents and warrants that the representations and warranties contained in the Share Pledge Agreement will be, after giving effect to the modifications provided herein, true and correct in all material respects as if made on and as of the date hereof.

                 4. No Other Modifications. Except as expressly modified hereby, the Share Pledge Agreement is and shall continue to be in full force and effect in accordance with its terms.

                 5. Counterparts. This Amendment may be executed by one or more of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

                 6. Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Pledgor and the Agent and Lear Seating Canada Ltd.

                 7. Payment of Expenses. The Pledgor agrees to pay and reimburse the Agent for all its costs and out-of-pocket expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel to the Agent.

                 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LEAR SEATING CORPORATION


                                        By:_____________________________
                                           Title:


                                        CHEMICAL BANK, as Agent


                                        By:______________________________
                                           Title:

                          ACKNOWLEDGEMENT AND CONSENT



                 The undersigned Issuer referred to in the Share Pledge Agreement hereby acknowledges receipt of a copy thereof, as amended by this Amendment, and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees that it shall not, without the prior written consent of the Agent, issue any shares or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any shares or other equity securities of any nature. The undersigned further agrees that the terms of paragraph 9(b) of the Share Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Share Pledge Agreement.

                 Dated:   _______________, 199_

Address for Notices:              LEAR SEATING CANADA LTD.

Lear Seating Canada Ltd.
530 Manitou Drive
Kitchener, Ontario
N2C 1L3                                    By: ___________________________
                                           Name:
                                           Title:
Telephone: (519) 895-1600
Facsimile: (519) 895-1608

                                   SCHEDULE I

                       LIST OF PLEDGED SHARE CERTIFICATES



                                              Certificate                    Class and
            Issuer                               Number                  Number of Shares
 -----------------------------------------------------------------------------------------
 Lear Seating Canada Ltd.                         P-__                   10,747 preference

 Lear Seating Canada Ltd.                         C-__                   170,682 common


                                                                       EXHIBIT F


                      FORM OF OPINION OF WINSTON & STRAWN


                        [LETTERHEAD OF WINSTON & STRAWN]


                                        ______________, 199_



Chemical Bank, as Agent
270 Park Avenue
New York, New York 10017

And each of the Banks parties to the Credit
         Agreement referred to below

         We have acted as special counsel to Lear Seating Corporation, a Delaware corporation (the "Borrower"), Lear Operations Corporation, a Delaware corporation ("Newco"), NAB Corporation, a Delaware corporation ("NAB Co.") and Automotive Industries Manufacturing Inc., a Delaware corporation ("New AIHI") in connection with the First Amendment and Consent, dated as of December 8, 1995 (the "First Amendment"), to the Credit Agreement, dated as of August 17, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among the Borrower, the financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and the Managing Agents, Co-Agents and Lead Managers (collectively, the "Lead Banks") named therein.

         The opinions expressed below are furnished to you pursuant to Section 5(l) of the First Amendment. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         In arriving at the opinions expressed below,

         (a) we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of

                 (i) the Borrower's certificate of incorporation and bylaws;

                (ii) the certificates of incorporation and bylaws of each of Newco, NAB Co. and New AIHI;

               (iii) resolutions of the board of directors of the Borrower and each of Newco, NAB Co. and New AIHI with respect to the transactions referred to herein;

                (iv)      the Credit Agreement; and

                 (v)      the First Amendment and the other documents listed on
                          Schedule 1 attached hereto (collectively, the "Transaction Documents").

         (b) we have examined such corporate documents and records of the Borrower, Newco, NAB Co. and New AIHI and such other instruments and certificates of public officials, officers and representatives of the Borrower, Newco, NAB Co. and New AIHI and other Persons as we have deemed necessary or appropriate to enable us to render the opinions set forth herein; and

         (c) we have made such inquiries of officers and representatives of the Borrower, Newco, NAB Co. and New AIHI as we have deemed relevant or necessary as the basis for the opinions set forth herein.

         In rendering the opinions expressed below, we have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted to us as originals, (b) the genuineness of all signatures on all documents that we examined (other than those of the Borrower, Newco, NAB Co. and New AIHI and the officers of the Borrower, Newco, NAB Co. and New AIHI) and (c) the conformity to authentic originals of documents submitted to us as certified, conformed or photostatic copies. Additionally, we have assumed and relied upon, the following:

         (a) the accuracy of all certificates and other statements, representations, documents, records, financial statements and papers reviewed by us, and the accuracy and completeness of all representations, warranties, schedules and exhibits contained in the Transaction Documents, with respect to the factual matters set forth therein;

         (b) all parties to the documents reviewed by us (other than the Borrower, Newco, NAB Co. and New AIHI) are duly organized, validly existing and in good standing under the laws of all jurisdictions where they are conducting their businesses or otherwise required to be so qualified, and have full power and authority to execute, deliver and perform under such documents and all such documents have been duly authorized, executed and delivered by such parties;

         (c) each of Newco, NAB Co. and New AIHI has rights in each item of Collateral (as such term is defined in the Additional Security Agreement and the Second Additional Security Agreement (as defined in Schedule 1 attached hereto)) existing on the date hereof and will have rights in each item of Collateral arising after the date hereof;

         (d) all items of Collateral for which possession must be taken by a secured party in order to perfect its security interest under Section 9-304 of the Uniform Commercial Code of New York (the

"Code") are in the possession or constructive possession of the Agent and not in the possession of Newco or NAB Co., affiliates or agents or any other Person acting on behalf of Newco or NAB Co.;

         (e) each Transaction Document constitutes the valid and binding obligation of each party thereto (other than the Borrower, Newco, NAB Co. and New AIHI) enforceable against such party in accordance with its terms; and

         (f) the description of the Collateral reasonably describes the property intended to be described as Collateral.

         When our opinions expressed below are stated "to our knowledge," we are referring to the actual knowledge of the lawyers in this firm who have given substantive legal attention to the representation of the Borrower, Newco, NAB Co. and New AIHI in connection with the execution and delivery of the Transaction Documents. Except as expressly set forth herein, we have not undertaken any independent investigation, examination or inquiry to determine the existence of any facts (and have not caused the review of any court file or indices) and no inference as to our knowledge concerning any facts should be drawn as a result of the representation undertaken by us.

         Based upon the foregoing and subject to the qualifications and matters of reliance set forth herein, we are of the opinion that:

         1. Each of the Borrower, Newco, NAB Co. and New AIHI (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, operations, property or financial condition of the Borrower and its Subsidiaries taken as a whole and would not adversely affect the ability of any of the Borrower, Newco, NAB Co. and New AIHI to perform its respective obligations under the Transaction Documents to which it is a party.

         2. Each of the Borrower, Newco, NAB Co. and New AIHI has the corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party. Each of the Borrower, Newco, NAB Co. and New AIHI has taken all necessary corporate action to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any federal, State of Illinois or State of New York governmental or public body or authority or under the General Corporation Law of the State of Delaware is required by the Borrower, Newco, NAB Co. and New AIHI in connection with the execution, delivery and performance of the First Amendment and the other Transaction Documents, or the consummation of any of the transactions contemplated by the Transaction Documents, except for consents, authorizations, or filings which have been obtained and are in full force and effect. We express no opinion, however, as to any such consent, authorization or filing which may be required as a result of the involvement of the Agent, the Lead Banks, the Banks or any of their respective affiliates in the transactions contemplated by the Transaction Documents or because of their legal or regulatory status.

         3. Each of the Transaction Documents to which any of the Borrower, Newco, NAB Co. and New AIHI is a party has been duly executed and delivered on behalf of such party and each of the Transaction Documents to which any of the Borrower, Newco, NAB Co. and New AIHI is a party constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         4. The execution, delivery and performance by each of the Borrower, Newco, NAB Co. and New AIHI of the Transaction Documents to which it is a party (a) will not violate any Requirement of Law of the United States of America, the State of Illinois, the State of New York or the General Corporation Law of the State of Delaware applicable to such party (except we express no opinion as to any law (i) which might be violated by any misrepresentation or omission or a fraudulent act or (ii) to which such party may be subject as a result of your, the Lead Banks' or the Banks' legal or regulatory status, your syndication of the Loans or your involvement in the transactions contemplated by the Transaction Documents), (b) will not violate any Contractual Obligation of the Borrower, Newco, NAB Co. and New AIHI which has been identified to us pursuant to an Officer's Certificate of the Borrower and listed on such Certificate as being material (except we express no opinion as to (i) violations under Contractual Obligations listed on such Certificate where such violations would not have a material adverse effect on the Borrower's consolidated financial condition or business, (ii) violations resulting from cross-default provisions relating to defaults under an agreement not listed on such Certificate or (iii) violations of financial covenants), and
(c) will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Transaction Documents) on any of its or their respective properties or revenues pursuant to any Requirement of Law of the United States of America, the State of Illinois, the State of New York or the General Corporation Law of the State of Delaware applicable to such party or Contractual Obligations listed on such Certificate.

         5. To our knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Borrower, Newco, NAB Co. and New AIHI or against any of its or their respective properties or revenues (a) with respect to any Transaction Document or any of the transactions contemplated thereby, (b) which, if adversely determined, would have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and its Subsidiaries taken as a whole or (c) which could adversely affect the ability of any of the Borrower, Newco, NAB Co. and New AIHI to perform its obligations under any of the Transaction Documents to which it is a party.

         6. Based on our understanding that the Agent has taken and is retaining possession of the stock certificates (the "Pledged Stock") evidencing the shares of stock described in the Domestic Pledge Agreement (as amended by the First Amendment thereto) and the Lear Seating Canada Ltd. Share Pledge Agreement (as amended by the First Amendment thereto), and the Agent has taken such Pledged Stock in good faith without notice (actual or constructive) of any adverse claim within the meaning of the Code, there has been created thereunder, and there has been granted to the Agent, for the benefit of the Banks, a valid and perfected security interest and lien upon the Pledged Stock. Assuming the Agent acquires its interest in the Pledged Stock in good faith and without notice (actual or constructive) of any adverse claims and the Pledged Stock is either in bearer form or in registered form, duly issued or indorsed in the name of the Agent or in blank, the Agent will acquire its security interest in the Pledged Stock free of adverse claims.

         7. The shares of Pledged Stock of Newco, NAB Co. and New AIHI have been duly authorized and validly issued by such corporations and are fully paid and nonassessable.

         8. The provisions of the Additional Security Agreement and the Second Additional Security Agreement (as defined in Schedule 1 attached hereto) create in favor of the Agent, for the benefit of the Banks, a security interest in the Collateral (as such term is defined therein) in which a security interest may be created under the Code. We express no opinion regarding the perfection or priority of such security interests.

                 The opinions as expressed herein are subject to the following qualifications:

         (a) our opinions set forth in paragraphs 3, 6 and 7 hereof are subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, arrangement and moratorium laws and limitations imposed by other laws and judicial decisions relating to or affecting the rights of creditors or secured creditors generally, and general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity), including, without limitation, where (i) the breach of such covenants or provisions imposes restrictions or burdens upon a debtor and it cannot be demonstrated that the enforcement of such remedies, restrictions or burdens is reasonably necessary for the protection of a creditor; (ii) a creditor's enforcement of such remedies, covenants or provisions under the circumstances, or the manner of such enforcement, would violate such creditor's implied covenant of good faith and fair dealing, or would be commercially unreasonable; or (iii) a court having jurisdiction finds that such remedies, covenants or provisions were, at the time made, or are in application, unconscionable as a matter of law or contrary to public policy;

         (b) as to our opinions set forth in paragraph 3 hereof, we express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party;

         (c) we express no opinion as to any Collateral (as such term is defined in the Security Documents) as to which the creation of security interests therein are not governed by Article 9 of the Code or any Collateral consisting of goods that are or may become fixtures on any premises, nor do we express any opinion with respect to the creation of security interests in property in which it is illegal or violative of governmental rules or regulations to grant a security interest, or "general intangibles" (as defined in the Code) which terminate or become terminable (pursuant to the terms of an agreement) if a security interest is granted therein, or any security interest in any "accounts," "chattel paper," "documents," "instruments" or "general intangibles" (as defined in the Code) with respect to which the account debtor or obligor is the United States of America, any state, county, city, municipality or other governmental body, or any department, agency or instrumentality thereof, unless the same has been assigned to the Agent pursuant to and in accordance with the Assignment of Claims Act of 1940, as amended, or any similar law or regulation relating to the assignment or pledge thereof;

         (d) any purported assignment of any agreement or any governmental approval, license or permit may be subject to restrictions upon assignment or transfer which, although not necessarily applicable to assignments intended as security, may be required to be satisfied before you will be treated as an assignee (other than a collateral assignee) thereof, except to the extent that consents to or approvals of such assignment have been obtained from the appropriate governmental body or third party;

         (e) the rights of debtors, guarantors and other secured parties to receive notices under Sections 9-504 and 9-505 of the Code may not be waived prior to default and the failure to comply with such notice requirements may bar or limit the recovery of any deficiency remaining after the retention or sale of repossessed collateral and further, we express no opinion as to the right of the Agent to enforce any of its rights without notice to the Borrower and without judicial hearing or without bond, nor do we express any opinion as to whether the periods of notice set forth in the Transaction Documents are enforceable;

         (f) certain provisions of the Transaction Documents regarding the application of proceeds realized from the sale of Collateral (as such term is defined therein) do not make reference (although they do not have to in order to enable you to exercise the rights and remedies of a secured party under the
Code) to your obligations to satisfy indebtedness due to the holders of subordinate security interests in such Collateral under certain conditions under Section 9-504 (1) (c) of the Code or to account to the Borrower for any surplus proceeds;

         (g) notwithstanding certain language of the Transaction Documents, the Agent and the Banks may be limited to recovering only reasonable expenses with respect to the retaking, holding, preparing for sale or lease, selling, leasing and the like of collateral and reasonable attorneys' fees and legal expenses and only reasonable compensation for funding losses, increased costs or yield protection;

         (h) the duties to exercise reasonable care in the custody and preservation of Collateral (as such term is defined in the Additional Security Agreement and the Second Additional Security Agreement) in a secured party's possession, to deal with and to dispose of Collateral (as such term is defined in the Additional Security Agreement and the Second Additional Security Agreement) in a commercially reasonable manner as required by the Code or other applicable law may not be disclaimed by agreement, waived or released prior to a default;

         (i) any rights of the Agent to foreclose its lien or enforce its remedies against the personal property described in the Additional Security Agreement and the Second Additional Security Agreement must be enforced pursuant to the provisions of the Code;

         (j) we express no opinion as to the enforceability of the indemnification provisions of the Transaction Documents to the extent the same purport to cover violations of the federal securities laws;

         (k) requirements in the Transaction Documents specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents;

         (l) we express no opinion with respect to the validity, binding effect or enforceability of any provision which purports
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                                                                               8



to authorize the Agent to sign or file financing statements or other documents without the signature of the Borrower, Newco, NAB Co. and New AIHI (except to the extent a secured party may execute and file financing statements without the signature of the debtor under Section 9-402(2) of the Code);

         (m) the opinions contained herein are subject to limitations based upon statutes or upon public policy regarding a person's right to waive the benefit of statutory provisions or of a common law right;

         (n) we express no opinion as to the Agent's ability to use "self-help" remedies to repossess the Collateral (as such term is defined in the Additional Security Agreement and the Second Additional Security Agreement) if a breach of the peace were to occur;

         (o) provisions in the Transaction Documents deemed to impose the payment of interest on interest may be unenforceable, void or voidable under applicable law;

         (p) we express no opinion with respect to the validity, binding effect or enforceability of any provision of the Transaction Documents purporting to establish evidentiary standards or a consent to jurisdiction and venue or waiving service of process or demand or notice and hearing or constitutional rights (including jury trial) or purporting to eliminate any obligation to marshall assets;

         (q) we express no opinion with respect to any provisions of the Transaction Documents purporting to appoint the Agent as attorney-in-fact or agent for the Borrower, Newco, NAB Co. and New AIHI; and

         (r) certain other rights, remedies and waivers contained in the Transaction Documents may be rendered ineffective, or limited by, applicable laws, rules, regulations, constitutional requirements or judicial decisions governing such provisions, but such laws, rules, regulations, constitutional requirements and judicial decisions do not, in our opinion, make the Transaction Documents inadequate for the practical realization of the benefits and/or security provided by such Transaction Documents, although they may result in a delay thereof (and we express no opinion with respect to the economic consequences of any such delay).

         We are members of the bar of the States of Illinois and New York and we express no opinion as to the laws of any jurisdiction other than the laws of the States of Illinois and New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America to the extent specifically referred to herein.

         This opinion is solely for the benefit of the addressees hereof in connection with the execution and delivery of the First Amendment and, other than permitted successors and assigns, may not be relied upon in any manner by any other person without our prior written consent. In addition, this opinion is as of the date hereof and we undertake no, and disclaim any, obligation to advise you of any changes in any matter set forth herein.


                                        Very truly yours,

                                                                      Schedule 1


                             TRANSACTION DOCUMENTS


1. Additional Subsidiary Guarantee, dated as of ________, 199_, made by Newco and NAB Co. in favor of the Agent.

2. Domestic Pledge Agreement, dated as of August 17, 1995, made by the Borrower in favor of the Agent, as amended by the First Amendment thereto, dated as of __________, 199_.

3. Lear Seating Canada Ltd. Share Pledge Agreement, dated as of August 17, 1995, made by the Borrower in favor of the Agent, as amended by the First Amendment thereto, dated as of _____, 199_.

4. Additional Security Agreement, dated as of _________, 199_, made by Newco and NAB Co. in favor of the Agent (the "Additional Security Agreement").

5. Second Additional Security Agreement, dated as of _______, 199_, made by New AIHI in favor of the Agent (the "Second Additional Security Agreement").